A GENE-BASED AESTHETICS COMPANY March 2022 1 Exhibit 99.2

Forward Looking Statement 2 This presentation contains forward-looking statements that involve substantial risks and uncertainties. Any statements in this presentation about future expectations, plans and prospects for Krystal Biotech, Inc. and its wholly-owned subsidiary, Jeune Aesthetics, Inc. (collectively, the “Company”), including but not limited to statements about the development of the Company’s product candidates, such as the development or commercialization of KB301; conduct and timelines of preclinical and clinical trials, the clinical utility of KB301; the market opportunity for and the potential market acceptance of KB301; and other statements containing the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, “target”, “potential”, “likely”, “will”, “would”, “could”, “should”, “continue” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the content and timing of decisions made by the U.S. Food and Drug Administration, European Medicines Agency and other regulatory authorities; the uncertainties inherent in the initiation and conduct of clinical trials, availability and timing of data from clinical trials; whether results of early clinical trials or studies in different disease indications will be indicative of the results of ongoing or future trials; uncertainties associated with regulatory review of clinical trials and applications for marketing approvals; the availability or commercial potential of product candidates; the ability to retain and hire key personnel; the sufficiency of cash resources and need for additional financing; and such other important factors as are set forth in Krystal Biotech Inc.’s annual and quarterly reports and other filings on file with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. © Copyright 2022 Jeune Aesthetics, Inc. All rights reserved.

Agenda 3 1 Introduction • Krish Krishnan, Chairman, Jeune Aesthetics 2 PEARL - 1 Clinical Study and Next Steps • Dr. Bhushan Hardas, President, Jeune Aesthetics, Inc. 3 KOL Perspective • Dr. Steve Yoelin, Study Investigator 4 Q&A

Introduction 4

The Characteristic Look of Aging is Caused by Declining Levels of Key Proteins in the Skin's Extracellular Matrix

- Skin aging is a complex process that is caused by intrinsic factors (age) and extrinsic factors (e.g., sun, cigarette smoke, pollutants, diet etc.)
- These factors cause dermal matrix alterations, impaired collagen synthesis, and degradation of extracellular matrix which consequently affects overall quality and function of skin
- The primary function of the extracellular matrix is to give skin its mechanical and biochemical properties

YOUNGER / HEALTHY


Cell
Nucleus
Protein Transcripts (RNA)
Desired Protein
Epidermis
Dermis
Collagen-1
Elastin
Fibroblast
Collagen-3



AGED / PHOTODAMAGED


Cell
Nucleus
Protein Transcripts (RNA)
Desired Protein

Declining levels of collagen fiber and elastin (elastic fiber) production leads to loss of extracellular matrix integrity

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© Copyright 2022 Jeune Aesthetics, Inc. All rights reserved.
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Jeune Aesthetics is Creating a New Category of Aesthetic Medicines Designed to Directly Address Underlying Biology 6 Damage Fill Paralyze Restore and Rebuild Using light and sound waves, energy-based devices damage the skin triggering a wound healing response Whether bovine collagen, hyaluronic acid, or others, fillers add artificial volume to decrease the appearance of wrinkles By inducing temporary denervation toxins paralyze the underlying muscle to prevent movement, thereby decreasing the appearance of wrinkles Via targeted gene delivery directly to skin cells Jeune Aesthetics’ gene-based treatments are designed to restore protein production to rebuild the underlying extracellular matrix structure, to improve skin quality and appearance © Copyright 2022 Jeune Aesthetics, Inc. All rights reserved.

KB301 is designed to increase production of type III collagen

Presence of COL3 fibrils induces deposition of long-lasting COL1 fibrils

- COL3 appears early during collagen fibrillogenesis, and the subsequent replacement of this COL3 by COL1 is a critical step for collagen fibril maturation and extracellular matrix reorganization[1]
- In addition, COL3 both regulates the dimensions of COL1 fibers[2] and enhances COL1 elasticity[3]
- As such, the appearance of early COL3 expression, and ensuing replacement with COL1, has been used as a marker of efficacy for injectable facial fillers in humans[4]
- COL3 provides tensile strength, and influences other functions such as cell adhesion, migration, proliferation, and differentiation through its interaction with integrins, which are cell surface receptors[5]

	Type I Collagen	Type III Collagen	Elastin
Percentage in the skin	70-80%	20-30%	2-3%
Aging alteration	Increases with growth, decreases with age	Abundant in baby skin, decreases with growth	Abundant in baby skin, peaks in mid-20s / early 30s and declines thereafter

1. Wang, P. et al., 2018. Wound healing. *Journal of the Chinese Medical Association*, 81(2), pp. 94-101.
2. Liu, X. et al., 1997. Type III collagen is crucial for collagen I fibrillogenesis and for normal cardiovascular development.. Proc Natl Acad Sci U S A, 94(5), pp. 1853-6.
3. Asgari, M., Latifi, N., Heris, H.K. et al. In vitro fibrillogenesis of tropocollagen type III in collagen type I affects its relative fibrillar topology and mechanics. Sci Rep 7, 1392 (2017).
4. Yutskovskaya, Y., Kogan, E. & Leshunov, E., 2014. A randomized, split-face, histomorphologic study comparing a volumetric calcium hydroxylapatite and a hyaluronic acid-based dermal filler. J Drugs Dermatol, 13(9), pp. 1047-52.
5. Kim JK, Xu Y, Xu X, Keene DR, Gurusiddappa S, Liang X, Wary KK and Hook M, 2005. A novel binding site in collagen type III for integrins alpha1beta1 and alpha2beta1. J Biol Chem 280, 32512–20.

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KB301 – Mode of Action 8 1 Ready to Use • Shipped on dry ice and stored at below freezing at sites 2 Intradermal Injection • Delivered via 33G needle • Treatment area numbed with ice (no topical anesthesia required) 3 Protein Synthesis • Once in the nucleus, STAR-D gene designed to allow normal cell machinery to make COL3 protein 4 Protein Integration • Newly made protein is secreted into the extracellular space where it rebuilds and restores the extracellular matrix COL3 Protein COL3 Protein KB301 STAR-D platform vector containing the COL3A1 transgene

KB301 9

In Vitro Studies Show Aged-Human Fibroblasts can produce comparable amount of COL3 to young human Fibroblast after treating with KB301 10 © Copyright 2022 Jeune Aesthetics, Inc. All rights reserved. 0 0.2 0.4 0.6 0.8 1 1.2 1.4 1.6 Young Fibroblast Control Aged Fibroblast Control Aged Fibroblast KB301 treated Re la tiv e CO L3 p ro te in le ve ls Quantitative analysis of Western Blot data demonstrates treatment with KB301 restores levels of COL3 secretion to the younger phenotype Source: Data on File COL3 levels from Young Fibroblasts used as Reference Value = 1

PEARL-1 Cohort 1 – Data Presented at SID 2021

Well tolerated with minimal adverse events

Design

- Open label, dose ranging study designed to evaluate safety and repeat dosing after intradermal injections in 7 subjects

Dosing

- Subjects received two (day 0 and day 30) intradermal bolus injections dosages (1e8, 2e8 and 4e8) in buttocks region
- Biopsy was taken on day 2 and day 32

Safety & Tolerability

- Well tolerated with no systemic adverse events
- Injection site erythema and pain (grade 1 and 2) and adverse events related to punch biopsy were observed
- No vector shedding detected in blood, urine or skin swabs
- No meaningful change in lab results

Efficacy Measures

- *COL3A1* transgene expression 2-days post-dose, as measured by qRT-PCR of skin biopsies
- Expression was observed with 2e8 and 4e8 dose as well as after second (30 days repeat) dosing

RNA copy levels were similar following first and second intradermal doses


KB301-Encoded COL3A1 Transcripts
COL3A1 RNA copies/biopsy
5.00E+07
5.00E+06
5.00E+05
5.00E+04
5.00E+03
5.00E+02
5.00E+01
5.00E+00
Saline
KB301
Non-treated
Subject 05
Subject 06
Subject 01
Subject 02
Subject 03
Subject 04
Subject 07
Day 2 Biopsies
Day 2 Biopsies
Day 32 Biopsies

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© Copyright 2021 Jeune Aesthetics, Inc. All rights reserved.

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PEARL-1 Cohort 2 Safety & POC Efficacy Study Design

Hypothesis

KB301 will improve extracellular matrix of the aged/photo damaged skin thereby improving skin quality attributes such as fine lines, skin texture and thickness of the skin

Study Design

- Split face/knee design with treatment side randomized 2:1 for active arm
- Subjects administered KB301 high dose / low dose / placebo
- Intent to Treat = 27 subjects or 54 sites (36 active, 18 placebo) were recruited across 2 sites

Safety and Tolerability

- Besides general physical examination, vector shedding in blood, urine or skin swabs and routine lab were performed to rule out any systemic side effects

Efficacy Measures

- Jeune Aesthetics Skin Roughness Score (JASRS)[1]
- Jeune Aesthetics Fine Lines Score (JAFLS)[2]
- Subject Satisfaction Score (SSS)
- Skin thickness over the knee


OR

Active
Placebo


OR

1. *Adapted from Donofrio L, Carruthers A, Hardas B, et al. Development and validation of a photonumeric scale for evaluation of facial skin texture. Dermatol Surg. 2016;42(suppl 1):S219–S226.*
2. *Adapted from Carruthers J, Donofrio L, Hardas B et al. Development and validation of a photonumeric scale for evaluation of facial fine lines. Dermatol Surg. 2016;42:S227–S234. 101*

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Baseline Characteristics and Disposition

27 Subjects Enrolled in the Study; 23 fully completed

Criteria	Baseline in PEARL-1 Study	Comments
Healthy Male and Female Subjects	Male: 1 Female: 26	
Between 30 and 70 years old at time of written consent	Average age: 65.1 years	Older age-range than us typical in aesthetic trials due to regulatory feedback
Subjects with Fitzpatrick skin type I through III	Type II: 93% subjects Type III: 7% subjects	The Fitzpatrick skin type describes a way to classify the skin, from I (most severe) through V by its reaction to exposure to sunlight.
Scored moderate, severe and extreme in fines line scale and moderate, severe and diffuse in skin texture scale	JAFLS[1]: 23% Severe and 77% Extreme JASRS[2]: 23% Severe and 77% Diffuse	Study enrolled mostly severe, extreme or diffuse Subjects based on regulatory feedback
Enrolled Subjects were first dosed behind the ear for safety prior to injections in the face and knee	27 Subjects were randomized to receive either KB301 or Placebo. 23 Subjects fully completed the Study	No AE related dropouts in the Study

1. Adapted from Carruthers J, Donofrio L, Hardas B et al. Development and validation of a photonumeric scale for evaluation of facial fine lines. Dermatol Surg. 2016;42:S227–S234. 101
2. Adapted from Donofrio L, Carruthers A, Hardas B, et al. Development and validation of a photonumeric scale for evaluation of facial skin texture. Dermatol Surg. 2016;42(suppl 1):S219–S226.

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Knee 14

Above the Knee: Treatment Schedule and Outcome Measurements

Treatment: 1ml of low dose of KB301 or placebo injected with 33G needle in area above knee


Visit 1
Evaluation
~ 14 days
Visit 2
1st
Treatment
~ 14 days
Visit 3
2nd
Treatment
~ 14 days
Visit 4
~ 14 days
Visit 5
Efficacy
Evaluation
~ 14 days
Visit 6


Skin above
the knee

Outcome Measurements	Description	Comments
Safety	Safety and tolerability	Evaluated at all visits
	Injection site reactions (ISRs)	Evaluated after each injection
Efficacy	Subject Satisfaction Scores	Assessed by subjects on each side separately
	Skin fold assessment with calipers	Assessed at baseline and Visit 5
	Global assessment in Improvement	Assessed by blinded site investigator

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16 • 100% of the active adverse events were mild • Injection site reactions minimized following the first injection Injection Site Reactions Above Knee AE Counts KB301 PLACEBO Visit 2 Visit 3 Visit 2 Visit 3 Blisters 1 0 0 0 Bruising 1 1 0 0 Bumps 1 0 0 0 Unspecified 1 0 1 0 Itching 3 0 0 0 Pain 2 1 0 0 Pruritus 2 1 0 0 Rash 2 0 0 0 Redness 8 0 0 0 Soreness 1 0 0 0 Swelling 15 6 1 0 Tenderness 5 1 0 0 Warmness 3 1 0 0 N 45 11 2 0 Adverse Events Systemic Adverse Events (drug or placebo related) included: mild body ache (n=4), mild fatigue (n=4), mild headache (n=2), mild chills (n=2); moderate muscle pain on one side of the body (placebo side, n=1) Local adverse Event : Above the knee (Injection site reactions)

Above the Knee: Efficacy Assessments 17 41.9 20 21.9 0 10 20 30 40 50 60 KB301 Placebo Difference Pe rc en ta ge o f R es po nd er s Subject Satisfaction (binary) Odds Ratio = 2.95 54.8 33.3 21.5 0 10 20 30 40 50 60 KB301 Placebo Difference Pe rc en ta ge o f R es po nd er s Investigator Assessment (binary) Odds ratio = 2.47 45.2 33.3 11.9 0 10 20 30 40 50 60 KB301 Placebo Difference Pe rc en ta ge o f R es po nd er s Skin Fold Thickness >= 1 mm Odds Ratio = 1.71 1.74 0.67 1.07 0 0.5 1 1.5 2 KB301 Placebo Difference M ea n Ch an ge , m m Skin Fold Thickness Change from Baseline Meaningful Improvement in Subject Satisfaction, Investigator Assessment and Improvement in Thickness between Active and Placebo N for KB103 = 31 | N for Placebo = 15

18 Above the Knee: Before and After of Left Knee Treated with KB301 Low Dose Baseline Visit 5 Improvement in texture as well as fine lines and softening of the folds

19 Above the Knee: Before and After of Left knee treated with KB301 Low Dose Baseline Visit 5 Improvement in texture as well as fine lines and softening of the folds

Lower Cheek 20

Lower Cheek: Treatment Schedule and Outcome Measurements

Treatment: 1ml of high or low dose of KB301, or placebo, injected with 33G needle in cheek areas below zygomatic arch (lower cheek)

- **Visit 1** Evaluation
- ~ 14 days
- **Visit 2** 1st Treatment
- ~ 14 days
- **Visit 3** 2nd Treatment
- ~ 14 days
- **Visit 4** 3rd Treatment
- ~ 14 days
- **Visit 5** Optional 4th Treatment & Efficacy Evaluation
- ~ 14 days
- **Visit 6** Efficacy Evaluation



Below zygomatic arch

Outcome Measurements	Description	Comments
Safety	Safety and tolerability	Evaluated at all visits
	Injection site reactions (ISRs)	Evaluated after each injection
Efficacy	Subject Satisfaction Scores	Assessed by subjects on each side separately
	Skin Texture Score and Fine Lines Score	Assessed by Blinded Independent Reviewer using photographs and evaluated based on scales that were developed specific to this skin area but not specific to KB301

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22 Injection Site Reactions per Visit Below Zygomatic Arch AE Counts KB301 PLACEBO Visit 2 Visit 3 Visit 4 Visit 5 Visit 2 Visit 3 Visit 4 Visit 5 Blisters 1 0 0 0 0 0 0 0 Bruising1 1 1 0 0 1 0 0 0 Bumps 2 0 0 2 0 0 0 0 Erythema 2 0 0 0 0 0 0 0 Unspecified 1 0 0 0 1 0 0 0 Irritated 0 0 1 0 0 0 0 0 Itching 1 0 0 1 0 0 0 0 Redness 5 1 2 2 0 0 0 1 Soreness 0 0 1 0 0 0 0 0 Swelling2 10 8 5 4 1 0 0 0 Tenderness 8 5 0 1 0 0 0 1 Warmness 1 2 0 0 0 0 0 0 N 32 17 9 10 3 0 0 2 1. All were mild except 1 were moderate 2. All were mild except 3 were moderate 3. All were mild except 2 were moderate • 91% of the active adverse events (N = 68) were mild; 9% were moderate • Injection site reactions minimized following the first injection Local adverse Event : Below zygomatic arch (Injection site reactions)

Lower Cheek: Efficacy Measures - Subject Satisfaction Efficacy Assessment 23 Difference in Mean Change from Baseline between High Dose KB301 and Placebo is Clinically Meaningful 0.8 0.6 0.8 0.8 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 Visit 5 Visit 6 M EA N C HA N G E FR O M B AS EL IN E Subject Satisfaction Score - Below the Zygomatic Arch Low Dose - KB301 Placebo 1.6 1.9 0.7 0.9 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 Visit 5 Visit 6 M EA N C HA N G E FR O M B AS EL IN E Subject Satisfaction Score - Below the Zygomatic Arch High Dose - KB301 Placebo High Dose Low Dose N for High Dose = 19 for KB301| N = 9 for Matching Placebo* N for Low Dose = 12 for KB301| N = 6 for Matching Placebo *Assessment was done on 23 subjects.

Lower Cheek: Efficacy Measures – JASRS and JAFLS Scale Assessment 24 Observations by blinded evaluator: Moderate improvement in skin laxity; Improvement in solar dyschromia (redness); Improvement in telangiectasia (microvasculature) Evaluation by Blinded Independent Reviewer Showed No Separation between Active and Placebo Low or High Dose* with respect to exploratory JASRS and JAFLS measures N for High Dose = 17 for KB301| N = 9 for Matching Placebo** *The Scales need further validation for KB301 **Assessment was done on 23 subjects 41% 56%56% 50% 0% 10% 20% 30% 40% 50% 60% 70% High Dose Low Dose % o f s ub je ct s w ith ≥ 1 po in t im pr ov em en t Jeune Aesthetics Skin Texture Score (JASRS) KB301 Placebo 41% 50% 67% 33% 0% 10% 20% 30% 40% 50% 60% 70% High Dose Low Dose % o f s ub je ct s w ith ≥ 1 po in t im pr ov em en t Jeune Aesthetics Fine Line Score (JAFLS) KB301 Placebo N for Low Dose = 12 for KB301| N = 6 for Matching Placebo

Lower Cheek: Before and After Right Side Treated with KB301 High Dose 25 Overall improvement in texture, fine lines and elasticity Baseline Visit 6

26High Dose KB301 – Visit 6 Lower Cheek: Before and After Same subject Observation on Week 6 KB301 vs. Placebo Placebo – Visit 6

Lower Cheek: Before and After Right side treated with KB301 High Dose Subject Reported: “Right Cheek Significantly improved from last visit. One wrinkle completely resolved” 27 Baseline Visit 6

Upper Cheek 28

Upper Cheek: Treatment Schedule and Outcome Measurements

Treatment: 0.5 mL of low dose of KB301 or placebo injected with 33 G needle in cheeks above the zygomatic arch (upper cheek)

Visit 1 Evaluation → ~ 14 days → **Visit 2** → ~ 14 days → **Visit 3** 1st Treatment → ~ 14 days → **Visit 4** 2nd Treatment → ~ 14 days → **Visit 5** Optional 3rd Treatment → ~ 14 days → **Visit 6** Optional 4th Treatment Efficacy Evaluation


Above
zygomatic
arch

Outcome Measurements	Description	Comments
Safety	Safety and tolerability	Evaluated at all visits
	Injection site reactions (ISRs)	Evaluated after each injection
Efficacy	Subject Satisfaction Scores	Assessed by subjects on each side separately
	Blinded Independent Evaluator Assessment	No existing scale for this skin area. Clinically meaningful improvement assessed by blinded evaluator using Pictures

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30 Injection Site Reactions per Visit Above Zygomatic Arch AE Counts KB301 PLACEBO Visit 3 Visit 4 Visit 5 Visit 6 Visit 3 Visit 4 Visit 5 Visit 6 Bruising 3 2 0 0 0 0 0 1 Bumps 0 0 2 0 0 0 0 0 Erythema 2 0 0 0 0 0 0 0 Irritated 0 1 1 0 0 0 0 0 Itching 0 0 1 0 0 0 0 0 Redness 3 2 1 0 0 0 0 0 Soreness 1 1 0 0 0 0 0 0 Swelling1 4 5 8 1 0 1 0 2 Tenderness 4 0 1 4 0 0 0 0 Warmness 2 0 0 0 0 0 0 0 N 19 11 14 5 0 1 0 3 1. All were mile except one was moderate. • 98% of the active adverse events (N = 49) were mild; 2% were moderate • Injection site reactions minimized following the first injection Local adverse Event : Above zygomatic arch (Injection site reactions)

Upper Cheek: Efficacy Measures 31 Grading Description Comments Clinical Improvement Performed by Blinded Independent Reviewer using pictures due to lack of scale for skin area No meaningful difference between active and placebo 1.3 1.3 0.5 0.7 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 Visit 5 Visit 6 M ea n Ch an ge fr om B as el in e Subject Satisfaction Score - Above the Zygomatic arch Low Dose - KB301 Placebo Difference in Mean Change from Baseline between Low Dose KB301 and Placebo is Clinically Meaningful N for KB301= 31 for KB301 | N = 15 for Placebo

32 Upper Cheek: Before and After with low dose of KB301 Baseline Visit 6 Improvement in fine lines as well as reduction on lateral canthal line because of increased elasticity of the skin

33 Baseline Visit 6 Upper Cheek: Before and After Pictures with low dose of KB301 Improvement in fine lines as well as reduction on lateral canthal line because of increased elasticity of the skin

34 KB301 low dose – Visit 6 Upper Cheek: Same Subject KB301 vs Placebo on Visit 6 Placebo - Visit 6 Improvement in fine lines as well as reduction on lateral canthal line because of increased elasticity of the skin

Phase 1 Cohort 2 Summary 35 1 Repeat administration of KB301 was well tolerated across subjects with minimal injection site reactions; all injection site reactions resolved within 3-5 days post injection • Systemic Adverse Events (drug or placebo related) included: mild body ache (n=4), mild fatigue (n=4), mild headache (n=2), mild chills (n=2); moderate muscle pain on one side of the body (placebo side, n=1) 2 Treatment of KB301 has demonstrated clinical benefit vs placebo, including improved Subject Satisfaction Scores across three areas compared with placebo • Above the Knee: KB301 injection in the area above the knee was associated with improved thickness as well as improved Subject Satisfaction and Investigator Assessment compared with placebo, indicating potential opportunity beyond face (e.g., back of the hand) • Lower cheek: while exploratory Skin Texture Scale and Fine Line Scale did not demonstrate separation of treated vs placebo, KB301 treatment resulted in improved skin laxity, solar dyschromia and telangiectasia as well as improved Subject Satisfaction Scores in the high dose cohort • Upper cheek: KB301 treatment was associated with improved elasticity, reduced fine lines as well as improved Subject Satisfaction Scores in the high dose cohort

Market Opportunity 36

Source: ISAPS International Survey on Aesthetic / Cosmetic Procedures Note: Not all products or indications approved in the US. 1. August 2021 – Grand View Research - Facial Injectable Market Size & Share Report, 2021-2028. 2. November 2020 – Research and Markets - Global Skincare Devices Market (2020 to 2030) - by Product, Distribution Channel, Application and End-user. 37 Global Facial Injectables Market1 $13B  $26B 2020 by 2026 Global Skincare Devices Market2 $18B  $50B 2018 by 2028 © Copyright 2022 Jeune Aesthetics, Inc. All rights reserved. KB301 Has Potential to Provide Differentiated Benefit in Large and Growing Markets

Next Steps 38

Next Steps: Cohort 2 Durability Trial Protocol Summary

Lower and Upper Cheek Only

Design

- Cohort 2 subjects will be enrolled at 2 sites
- Open label study where subjects that received placebo injection will now receive KB301 on that specific site
- Lower Cheek sites will receive KB301 high dose while Upper Cheek sites will receive KB301 low dose
- 6 total visits
- Could be extended depending upon outcome

Endpoints

- Safety and tolerability of KB301
- Jeune Aesthetics Skin Roughness Score (JASRS)
- Jeune Aesthetics Fine Lines Score (JAFLS)
- Subject Satisfaction Score (SSS)
- Evaluation of on-going durability on sites that received KB301 in prior study

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Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Phase 1 Phase 2 Next Steps: KB301 Clinical Development Plan 40 Cohort 1 - Safety Cohort 2 – POC Efficacy Lower Cheek Upper Cheek Back of the hand Cohort 2 Durability Protocol … … …

Closing and Q&A 41

A GENE-BASED AESTHETICS COMPANY March 2022 42